Rule 497(e)

File Nos. 333-25289

811-08183

SCHWAB SELECT ANNUITY®

Issued by First Great-West Life & Annuity Insurance Company

Variable Annuity-1 Series Account

Supplement dated December 5, 2005 to the Prospectus

For the Schwab Select Annuity® dated May 1, 2005

First Great-West Life & Annuity Insurance Company ("FGWL&A") and Canada Life Insurance Company of New York ("CLINY") have executed an Agreement and Plan of Merger pursuant to which FGWL&A will merge with and into CLINY. In connection with the merger, CLINY will be renamed First Great-West Life & Annuity Insurance Company. The consummation of the merger is subject to regulatory notices and approvals. The merger is expected to be effective on or about December 31, 2005.

Upon the consummation of the merger, Variable Annuity-1 Series Account will become a separate account of CLINY and all FGWL&A contracts will remain outstanding in accordance with their terms and be obligations of CLINY (to be renamed FGWL&A).

We will send new Schwab Select Annuity® prospectuses to all policy owners after the merger becomes effective.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus, dated May 1, 2005.

Please keep this supplement for future references.